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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 24, 2000, relating to the financial statements of Ditech Communications Corporation which appears in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2000.

/s/ PricewaterhouseCoopers LLP

San Jose, California
August 7, 2000